UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 22, 2010


                            FAIRWAY PROPERTIES, INC.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)


                                    000-53835
                             ----------------------
                                (Commission File
                                     Number)

               Nevada                                      41-2251802
-------------------------------------          ---------------------------------
  (State or other jurisdiction of                 (IRS Employer Identification
           incorporation)                                    Number)


                 1357 OCEAN AVE, SUITE 4, SANTA MONICA, CA 90401
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (866)-532-4792
                   ------------------------------------------
               Registrant's telephone number, including area code


                   ------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c)

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

RESIGNATION OF DIRECTOR

On June 22, 2010, Mr. Robert Murphy, a Director of Fairway Properties, Inc. ("the Company") resigned as a director of the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             FAIRWAY PROPERTIES, INC.


                                By: /s/Michael D. Murphy
                                   ---------------------------------------------
                                   Michael D. Murphy, Chief Executive Officer


                                Date:  June 24, 2010